UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Semi - Annual Report	April 30, 2021

Investment Adviser: Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the Commission’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six-month period ending April 30, 2021. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 20.47% and 20.37%, respectively, compared to a 28.29% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 15.95% and 15.69%, respectively, compared to a 9.93% annualized return for the ACWI.

Performance Review

Security selection was the primary driver of the Fund’s underperformance for the period, but allocation and currency effects also weighed on relative results. The market environment led investors to avoid businesses with earnings that lie far in the future, in favor of those with more predictable near-term earnings. The Fund’s exposure to the momentum factor—which over the past year became highly correlated with the growth factor—weighed significantly on results. From a regional perspective, Western Europe contributed most to results, while the U.S./Canada was the top detractor. From a sector perspective consumer staples and communication services were the top contributors, while consumer discretionary and financials detracted the most. The top five absolute individual contributors to investment results were Sea, ASML Holding, Entain, Adyen, and Alphabet. The top five absolute detractors were iRhythm Technologies, Alibaba, Zoom Video Communications, DoorDash, and Regeneron Pharmaceuticals. *

During the period we purchased DoorDash, Lam Research, MercadoLibre, and Twilio. We sold Abiomed, Bluebird Bio, Galapagos, Regeneron Pharmaceuticals, and PeptiDream. Our regional and sector exposures are largely a byproduct of our bottom-up investment process, and below was the portfolio positioning at the end of the period:

The U.S./Canada was the Fund’s largest absolute weight and Developed Asia was the largest relative weight. The U.S./Canada was also the Fund’s largest underweight, and the Fund had no exposure to Eastern Europe and to the Middle East & Africa.

* Contribution is calculated using end of day prices, and does not reflect actual purchase prices. This can affect the presentation of contribution and performance of IPOs and other transactions amid heightened volatility.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

From a sector perspective, information technology was the Fund’s largest absolute and relative weights. Financials was the largest underweight, and the Fund had a zero percent weighting to energy, real estate, and utilities.

Commentary

As the first quarter ends, more than a year of lockdown and social distancing has left us eager for clarity. As investors, we want to know what post-pandemic life will look like. One of the most common questions clients ask is whether a decade’s worth of corporate growth has been pulled forward.

Implicit in that question: Are there any opportunities for growth left?

Just as we were reassured by the rollout of vaccines and the reduction of trade tensions, we are aware that a corresponding rise in economic activity could lead to a new era of rising interest rates that could end the dominance that growth stocks have enjoyed over the past decade i. While we are aware of the current market valuation expansion, we believe the long-term growth estimates for our flagship portfolios have improved over the course of the year. They are higher today than they were a year ago ii.

We believe that persistent, powerful secular trends drive continued technology adoption and innovation. We use our business-model knowledge to identify paradigm shifts and new opportunities to seek long-term wealth creation for our clients. Digitalization allows many businesses to grow bigger, faster, and at a lower cost than ever before. While the opportunity set continues to improve for our public portfolios, we have also found that significant value is being created in the private markets, as some companies seek to proportionally expand their business before listing publicly.

We cannot offer investors clarity or certainty. We can, however, offer access to what we expect to be exponential growth opportunities among innovative public and private growth companies that we believe are durable and flexible enough to survive and thrive in all market conditions iii.

i From 12/31/10 to 12/31/20, the Russell 1000 Growth Index delivered an annualized total return of 17.2%, compared with 14.0% for the Russell 1000 Index and 10.5% for the Russell 1000 Value Index.

ii Sands Capital Research. Consensus long-term earnings growth estimates for flagship portfolios: 3/31/2020 versus 3/31/2021.

iii Sands Capital provides its investment strategies through two affiliated investment advisers, Sands Capital Ventures, LLC, which provides private growth equity and venture capital strategies to qualified investors, and Sands Capital Management, LLC which provides public equity strategies. Sands Capital Management seeks to adhere to the Global Investment Performance Standards (GIPS®) when reporting its investment performance results; however, Sands Capital Ventures does not.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

Wealth Creation Increasingly Occurs Before a Business Goes Public

Over the past decade, we have witnessed nearly an 18-fold increase in the number of private companies valued at more than $1 billion iv The number of these companies has grown because there is more capital available to them at their later stages.

Staying private can enable rapidly expanding businesses to fly under the radar. Just as new technologies, such as cloud infrastructure and online marketing channels, allow businesses to expand faster and at a lower cost, they also make it easier for competitors to rapidly copy ideas. Away from public scrutiny, businesses are able to better focus on growth, as opposed to profits, a dynamic we believe is often misunderstood by public investors.

As a result, many businesses are becoming highly valued market-share leaders in their industries before the public can invest. Over the same 10-year period, the median public listing size grew to $525 million from $200 million. And in 2020, the cloud data warehousing company Snowflake held the largest ever public offering for a software company, raising $3.4 billion, reaching a valuation of more than $33 billion v.

Indeed, some of the businesses that we believe have the greatest potential for growth and value creation are accessible only in private markets and only through the select investment firms that have been chosen by their boards and founders to fund them. This change in how some businesses fund their growth presents an opportunity for investors to capture significant value creation before companies enter the public market.

Growth Investors Need to be Active in Private Markets

Given this shift, we believe it is incumbent upon growth-focused investment managers to partner with innovative private companies. Developing a line of sight into transformational businesses before they go public can provide the opportunity for substantial wealth creation and insight into innovative trends, businesses, and the competitive landscape in emerging industries.

Our public markets research team can also benefit from relationships that their private market colleagues have with entrepreneurs and management teams of private companies. These connections often enable our public team to spot visionaries and to better understand a management team’s style as well as their long-term plans and aspirations.

iv PitchBook. Data as of December 31, 2020.

v Snowflake is a current holding in the Sands Capital Global Growth Fund. PitchBook: Public offering took place on September 16, 2020.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

All of this helps inform our research, strengthen our investment pipeline, and afford us the opportunity to invest early. In many cases, our public analysts were able to explore an investment opportunity more deeply because of the groundwork done by our private markets team. Pre-IPO research into DoorDash for instance, enabled our public analysts to fully understand the value proposition inherent in the food-delivery business model, which led us to invest in and consider other public companies in this spacevi.

We have seen this dynamic play out in other areas, such as cloud architecture. As a private investor in Snowflake, the insight we gained from studying the value of its data cloud storage system enabled us to better understand Snowflake’s key differentiator and how it could enable it to gain market share. This insight informed our valuation work and helped us avoid making significant investments in certain competing companies.

Lastly, our private market involvement has strengthened our access to competitive public offerings. In each of the heavily oversubscribed IPOs of Snowflake and DoorDash, we were informed that Sands Capital was given a top allocation. We attribute this access to the firm’s reputation as a long-term growth investor, the relationships we have built with our portfolio companies, and the value we added during the period of our private ownership.

A Public-private Partnership

Whether investing in public or private businesses, we look for businesses that have emerged as leaders or disruptors in large addressable markets. To find them, we leverage the resources and growing domain knowledge of the Sands Capital global investment team and apply our six criteria. We have been researching innovative, public business opportunities for almost thirty years and have designed our integrated investment platform to seek to partner with growth businesses in the sectors and geographies where innovation, disruption, and long-term value creation are occurring.

This integrated approach strengthens both our public market capabilities, as described above, as well as those of our private markets. In our view, this approach positions our firm to access, select, and add value to businesses across all stages of their growth.

A Dedicated Private Focus

While we value this integration, we believe it is equally as important to have a team dedicated exclusively to private markets that focuses on uncovering

vi DoorDash is a current holding in the Sands Capital Global Growth Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

opportunities among earlier-stage companies and on building relationships with entrepreneurs.

Over our 10-year history of investing in private markets, we have learned the importance of developing relationships ourselves, rather than going through intermediaries. It is only through this direct access that we are able to determine what we expect will be exceptional businesses with the greatest return potential. We often supplement these insights and opportunities gained from this dedicated focus with the input of team members who straddle common areas of interest and overlay that with ideas from the broader research team as they uncover them.

Our private market capabilities range from early-stage venture capital through the public offering.

Some Entrepreneurs Have the Power to Choose

Accessing premier private growth companies is challenging for investors. In 2020, a record $73.6 billion was raised by venture capital managers. In the face of such demand, entrepreneurs have become ever more discriminating in choosing an investor syndicate that can help position their business for the long term. In our view, many of these businesses seek not only capital. Entrepreneurs are often looking to build relationships with long-term partners and trusted advisors who can help them expand their business, navigate the process of going public, and succeed as a publicly traded company.

Large funding rounds and initial public offerings (IPOs) are milestones that enable growth, but the best management teams, in our estimation, use these events to engage partners who know how to prepare a business for long-term success beyond an IPO. We have found that such business owners increasingly look for advice on how and when to raise money and/or go public, and for guidance on recruiting experienced leadership, targeted business development, and partnership introductions. They seek a reputable long-term backer whose partnership represents a de facto “stamp of approval.”

Thanks to the reputation, network, and knowledge that we have built as long-term concentrated growth investors, we believe Sands Capital is a strong partner for long-term growth. We can draw on our experience working with management teams of industry leaders to act as trusted advisors on the journey to going public. Our partnership can persist in public markets as our position may evolve from private investor to long-term shareholder.

As we gain more recognition in private markets and demonstrate the value of our partnership and services, we have found our access to private businesses has grown. Our investment in Snowflake is an example of how our reputation and relationships helped us gain access to a highly competitive deal. Sands Capital built a strong relationship with the management of Snowflake, through our

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

ownership of ServiceNow, a company we hold in our public strategies and where the Snowflake management team had formerly worked vii.

Benefits of Our Research Platform

We believe our long history of public investments in innovative growth companies has fortified our reputation among private market entrepreneurs. As investors, we differentiate ourselves in the private growth equity area by our ability to access what we consider to be exceptional private growth businesses, selectively invest in a limited number of them, and provide valuable services as long-term strategic partners. These are the benefits, we believe, of our carefully honed integrated research platform.

Access: Accessing opportunities is often a result of finding the businesses, developing trusted relationships, and solidifying a reputation as a trusted partner for long-term growth. Our integrated team enables us to deploy focused resources to proactively build relationships while leveraging the insights and resources of our global research team.

Selectivity: Finding and owning businesses that we consider exceptional requires in-depth knowledge across the public and private markets, a repeatable process, and the discipline to only pay what we believe are fair prices for businesses. Our investment decision-making is rooted in the investment philosophy that has been at the heart of Sands Capital’s research processes for almost 30 years. We believe our integrated team and experience in public market investing gives us an advantage in analyzing and valuing potential private investments.

In a world awash in cash and at a time when valuations are rising across the board, we believe it is critical that we concentrate on owning the few companies we consider to be best positioned for exponential growth, while avoiding the rest.

Value Add: Our value as a partner goes beyond simply financing a business. The depth of our resources and experience working with management teams positions Sands Capital to become a trusted advisor. As such, we are better able to help companies grow and become successful public companies, and to create meaningful connections to talented people and potential partners. We have organized our team and investment strategy to allow us to dedicate time and focus to help our portfolio companies fulfill their mission and leverage the firmwide resources of Sands Capital where appropriate.

vii ServiceNow is not a current holding in the Sands Capital Global Growth Fund, but is owned in other Sands Capital strategies.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

Sands Capital is a Valuable Partner Across All Stages of Growth

Finding and owning what we consider to be exceptional businesses requires deep knowledge across the public and private markets as well as the ability to access opportunities to invest in high-quality, privately held businesses that, in our view, meet our six investment criteria.

Going forward, we will continue to refine our integrated platform in an effort to uncover opportunities created by emerging technologies and medical discoveries that change the way we live. The synergies created through the collaboration of our public and private markets teams position us to discover the businesses we believe will create long-term wealth. At the same time, we will seek to offer what we consider to be the most innovative and differentiated forms of value creation to our clients.

Sincerely,

THE SANDS CAPITAL INVESTMENT TEAM

The investment results are that of the Sands Capital Global Growth Fund. The companies illustrated represent a sub-set of current holdings in the Global Growth portfolio and were selected by the author on an objective basis to illustrate the views expressed in the Commentary. Top and bottom relative contribution figures were calculated by multiplying the security’s active weight by the security’s return. The views expressed are the opinion of Sands Capital Management, LLC (“Sands Capital”) and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. The views expressed were current as of the date indicated and are subject to change. This material may contain forward-looking statements, which are subject to uncertainty and contingencies outside of Sands Capital’s control. Readers should not place undue reliance upon these forward-looking statements. There is no guarantee that Sands Capital will meet its stated goals. Past performance is not indicative of future results. Differences in account size, timing of transactions and market conditions prevailing at the time of investment may lead to different results, and clients may lose money. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. Forward earnings projections are not predictors of stock price or investment performance, and do not represent past performance. Characteristics, sector exposure and holdings information are subject to change, and should not be considered as recommendations. The specific securities identified and described do not represent all of the securities purchased, sold, or recommended for advisory clients. There is no assurance that any securities discussed will remain in the portfolio or that securities sold have not been repurchased. You should not assume that any investment is or will be profitable.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages based on total investments.

Schedule of Investments Common Stock — 97.5%

	SHARES	VALUE

Argentina — 2.8%
MercadoLibre *	43,132	$67,759,509

Australia — 2.5%
Atlassian, Cl A *	256,069	60,831,752

Canada — 3.5%
Shopify, Cl A *	71,131	84,113,119

China — 4.2%
Alibaba Group Holding ADR *	153,911	35,545,746
Tencent Holdings	807,100	64,862,992

		100,408,738

Germany — 3.8%
Zalando *	883,770	91,950,246

India — 4.8%
Asian Paints	927,248	31,750,945
Housing Development Finance	1,385,541	45,268,457
Titan	1,929,656	38,858,839

		115,878,241

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

Common Stock — continued
	SHARES	VALUE

Japan — 4.8%
Keyence	149,400	$71,795,114
Nihon M&A Center	1,655,400	43,380,598

		115,175,712

Netherlands — 9.2%
Adyen *	39,912	97,960,191
ASML Holding ADR, Cl G	189,461	122,789,674

		220,749,865

Singapore — 6.4%
Sea ADR *	611,815	154,507,760

Thailand — 2.1%
Airports of Thailand	9,770,900	19,455,505
CP ALL	14,761,900	29,630,470

		49,085,975

United Kingdom — 3.6%
Entain *	3,695,338	86,324,410

United States — 49.7%
Communication Services— 9.4%
Alphabet, Cl A *	22,042	51,875,847
Alphabet, Cl C *	15,327	36,939,909
Facebook, Cl A *	191,636	62,297,031
Netflix *	144,167	74,025,430

		225,138,217

Consumer Discretionary— 11.0%
Amazon.com *	30,271	104,962,271
Aptiv *	387,911	55,816,514
DoorDash, Cl A *	165,287	23,664,140
NIKE, Cl B	591,361	78,426,296

		262,869,221

Health Care— 11.6%
Align Technology *	122,883	73,180,513
DexCom *	161,670	62,420,787
Edwards Lifesciences *	733,048	70,020,745

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

Common Stock — continued
	SHARES	VALUE

Health Care — (continued)
Illumina *	128,224	$50,371,516
iRhythm Technologies *	269,326	20,969,722

		276,963,283

Industrials— 2.3%
Uber Technologies *	982,653	53,819,905

Information Technology— 15.5%
Lam Research	117,501	72,903,495
Okta, Cl A *	157,739	42,542,208
Snowflake, Cl A *	87,523	20,269,452
Twilio, Cl A *	104,445	38,414,871
Visa, Cl A	446,849	104,366,052
Workday, Cl A *	264,555	65,345,085
Zoom Video Communications, Cl A *	87,099	27,834,227

		371,675,390

		1,190,466,016

Total Common Stock
(Cost $1,107,087,634)		2,337,251,343

Total Investments— 97.5%
(Cost $1,107,087,634)		$2,337,251,343

Percentages are based on Net Assets of $2,397,913,860.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

The summary of input levels used to value the Portfolio’s net assets as of April 30, 2021 was as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$67,759,509	$—	$—	$67,759,509
Australia	60,831,752	—	—	60,831,752
Canada	84,113,119	—	—	84,113,119
China	35,545,746	64,862,992	—	100,408,738
Germany	91,950,246	—	—	91,950,246
India	115,878,241	—	—	115,878,241
Japan	115,175,712	—	—	115,175,712
Netherlands	220,749,865	—	—	220,749,865
Singapore	154,507,760	—	—	154,507,760
Thailand	49,085,975	—	—	49,085,975
United Kingdom	86,324,410	—	—	86,324,410
United States	1,190,466,016	—	—	1,190,466,016
Total Common Stock	2,272,388,351	64,862,992	—	2,337,251,343
Total Investments in Securities	$2,272,388,351	$64,862,992	$—	$2,337,251,343

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,107,087,634)	$2,337,251,343
Cash and Cash Equivalent	66,209,720
Receivable for Capital Shares Sold	871,518
Dividend Receivable	211,451
Prepaid Expenses	38,535

Total Assets	2,404,582,567

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	4,647,471
Payable due to Investment Adviser	1,679,146
Payable due to Administrator	158,831
Payable for Capital Shares Redeemed	131,664
Trustee Fees Payable	5,569
Chief Compliance Officer Fees Payable	2,146
Overdraft of Foreign Currency	95
Other Accrued Expenses	43,785

Total Liabilities	6,668,707

Net Assets	$2,397,913,860

Net Assets Consist of:
Paid-in-Capital	$1,095,785,218
Total distributable earnings	1,302,128,642

Net Assets	$2,397,913,860

Net Asset Value Per Share —
Institutional Shares ($2,372,677,643 ÷ 58,341,937 shares)*	$40.67

Net Asset Value Per Share —
Investor Shares ($25,236,217 ÷ 632,689 shares)*	$39.89

*	Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
For the Six Months Ended
April 30, 2021 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,529,875
Interest Income	3,098
Less: Foreign Taxes Withheld	(90,674)

Total Investment Income	1,442,299

Expenses
Investment Advisory Fees	9,931,342
Administration Fees	941,158
Shareholder Servicing Fees - Investor Class	24,387
Trustee Fees	11,294
Chief Compliance Officer Fees	3,334
Custodian Fees	58,158
Transfer Agent Fees	51,133
Registration Fees	25,789
Legal Fees	17,973
Audit Fees	12,451
Printing Fees	9,589
Insurance and Other Expenses	23,326

Total Expenses	11,109,934

Less:
Fees Paid Indirectly	(48)

Net Expenses	11,109,886

Net Investment Loss	(9,667,587)

Net Realized Gain (Loss) on:
Investments	121,468,005
Foreign Currency Transactions	(9,902)

Net Realized Gain	121,458,103

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	312,571,463
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(2,697)
Foreign Capital Gains Tax on Appreciated Securities	(2,534,524)

Net Change in Unrealized Appreciation (Depreciation)	310,034,242

Net Gain on Investments and Foreign Currency Transactions	431,492,345

Net Increase in Net Assets Resulting from Operations	$421,824,758

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net Investment Loss	$(9,667,587)	$(11,609,575)
Net Realized Gain on Investments and Foreign
Currency Transactions	121,458,103	77,316,332
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	310,034,242	488,381,442

Net Increase in Net Assets Resulting from Operations	421,824,758	554,088,199

Distributions
Institutional	(73,799,142)	(82,025,197)
Investor	(813,992)	(953,756)

Total Distributions	(74,613,134)	(82,978,953)

Capital Share Transactions:
Institutional Shares
Issued	211,227,951	353,920,145
Reinvestment of Distributions	68,418,454	79,465,190
Redemption Fees (see note 2)	31,470	42,318
Redeemed	(278,096,084)	(246,111,663)

Net Institutional Share Transactions	1,581,791	187,315,990

Investor Shares
Issued	6,217,658	8,031,253
Reinvestment of Distributions	789,255	953,756
Redemption Fees (see note 2)	2,746	3,981
Redeemed	(5,312,691)	(10,531,630)

Net Investor Share Transactions	1,696,968	(1,542,640)

Net Increase in Net Assets from Capital Share Transactions	3,278,759	185,773,350

Total Increase in Net Assets	350,490,383	656,882,596

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six-Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Net Assets:
Beginning of Period	2,047,423,477	1,390,540,881

End of Period	$2,397,913,860	$2,047,423,477

Share Transactions:
Institutional Shares
Issued	5,360,817	12,030,538
Reinvestment of Distributions	1,737,391	2,949,618
Redeemed	(6,911,012)	(8,430,942)

Net Institutional Share Transactions	187,196	6,549,214

Share Transactions:
Investor Shares
Issued	159,691	284,713
Reinvestment of Distributions	20,421	36,005
Redeemed	(136,521)	(336,752)

Net Investor Share Transactions	43,591	(16,034)

Net Increase in Shares Outstanding	230,787	6,533,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period/Year

	Institutional
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Asset Value, Beginning of Period	$34.86	$26.64	$24.16	$24.16	$18.66	$17.84

Income from Investment Operations:
Net Investment Loss†	(0.16)	(0.21)	(0.13)	(0.13)	(0.08)	(0.06)
Net Realized and Unrealized Gain	7.25	10.03	4.59	0.23	5.58	0.88

Total from Investment Operations	7.09	9.82	4.46	0.10	5.50	0.82

Dividends and Distributions from:
Net Investment Income	(1.28)	(0.02)	(0.02)	(0.10)	—	—
Net Realized Gains	—	(1.58)	(1.96)	—	—	—

Total Dividends and Distributions	(1.28)	(1.60)	(1.98)	(0.10)	—	—

Redemption Fees^	—	—	—	—	—	—

Net Asset Value, End of Period	$40.67	$34.86	$26.64	$24.16	$24.16	$18.66

Total Return††	20.47%	38.62%	20.43%	0.41%	29.47%	4.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,372,678	$2,027,252	$1,374,673	$1,051,355	$1,223,251	$992,602
Ratio of Expenses to Average Net Assets	0.95%**	0.96%	0.97%	0.97%	0.98%	0.99%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.95%**	0.96%	0.97%	0.97%	0.98%	0.99%
Ratio of Net Investment Loss to Average Net Assets	(0.82)%**	(0.70)%	(0.51)%	(0.51)%	(0.40)%	(0.32)%
Portfolio Turnover Rate	16%***	23%	34%	25%	24%	20%

^	See Note 2 in the Notes to the Financial Statements.

**	Annualized

***	Not annualized.

†	Per share calculations were performed using average shares for the period.

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period/Year

	Investor
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Asset Value, Beginning of Period	$34.24	$26.22	$23.85	$23.85	$18.46	$17.69

Income from Investment Operations:
Net Investment Loss†	(0.20)	(0.26)	(0.18)	(0.19)	(0.14)	(0.10)
Net Realized and Unrealized Gain	7.13	9.86	4.51	0.24	5.53	0.87

Total from Investment Operations	6.93	9.60	4.33	0.05	5.39	0.77

Dividends and Distributions from:
Net Investment Income	(1.28)	—	—	(0.06)	—	—
Net Realized Gains	—	(1.58)	(1.96)	—	—	—

Total Dividends and Distributions	(1.28)	(1.58)	(1.96)	(0.06)	—	—

Redemption Fees^	—	—	—	0.01	—	—

Net Asset Value, End of Period	$39.89	$34.24	$26.22	$23.85	$23.85	$18.46

Total Return††	20.37%	38.39%	20.13%	0.23%	29.20%	4.35%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$25,236	$20,171	$15,868	$12,260	$8,484	$6,450
Ratio of Expenses to Average Net Assets	1.15%**	1.16%	1.17%	1.17%	1.23%	1.24%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15%**	1.16%	1.17%	1.17%	1.23%	1.24%
Ratio of Net Investment Loss to Average Net Assets	(1.03)%**	(0.89)%	(0.72)%	(0.71)%	(0.66)%	(0.57)%
Portfolio Turnover Rate	16%***	23%	34%	25%	24%	20%

^	See Note 2 in the Notes to the Financial Statements.

**	Annualized

***	Not annualized.

†	Per share calculations were performed using average shares for the period.

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 43 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For the six months ended April 30, 2021, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

As of and during the period ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized gains and losses on foreign currency transactions and net change in unrealized appreciation and depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the six months ended April 30, 2021, Institutional Shares had $31,470 of redemption fees and the Investor Shares had $2,746 of redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2021, the Fund paid $941,158 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the six months ended April 30, 2021, the Investor Shares incurred 0.20% of average daily net assets or $24,387 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the six months end April 30, 2021, the Fund earned cash management credits of $48 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively, until March 31, 2022. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of April 30, 2021, there were no previously waived and reimbursed fees that are subject to recapture.

6.	Investment Transactions:

For the six months ended April 30, 2021, the Fund made purchases of $355,069,112 and sales of $416,574,485 in investment securities other than long-term U.S. Government and short-term securities. There were no

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions for the Fund declared during the fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2020	$ -	$82,978,953	$82,978,953
2019	729,560	85,194,441	85,924,001

As of October 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$74,612,469
Current Year Late-Year Ordinary Loss Deferral	(10,383,133)
Unrealized Appreciation	890,687,597
Other Temporary Differences	85

Total Net Distributable Earnings	$954,917,018

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2020 through October 31, 2020. For the tax year ended October 31, 2020, the Fund elected to treat qualified ordinary late year loss of $10,383,133, as arising in the following fiscal year.

For Federal income tax purposes, the cost of securities owned at October 31, 2020, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at April 30, 2021, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,107,087,634	$2,337,251,343	$(1,107,087,634)	$1,230,163,709

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk — To the extent that the Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Stock Connect Investing Risk — The Fund may invest in A-Shares of companies based in China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

10.	Other:

At April 30, 2021, 37% of Institutional Shares outstanding were held by two shareholders and 82% of Investor Shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one.

It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2020 to April 30, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation.

You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund

Actual Fund Return

Institutional Shares	$1,000.00	$1,204.70	0.95%	$5.19

Investor Shares	1,000.00	1,203.70	1.15	6.28

Hypothetical 5% Return

Institutional Shares	$1,000.00	$1,020.08	0.95%	$4.76

Investor Shares	1,000.00	1,019.09	1.15	5.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the commencement of operations period shown).

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THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held via videoconference on February 24, 2021 to decide whether to renew the Agreement for an additional one-year term (the “February Meeting”). The February Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the February Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the February Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the February Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the February Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund. The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
April 30, 2021 (Unaudited)

basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-1200

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 9, 2021